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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 23, 1997
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                          THE SHERWIN-WILLIAMS COMPANY
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             (Exact name of registrant as specified in its charter)

         Ohio                   1-4851                  34-0526850
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   (State or other        (Commission File     (IRS Employer Identification No.)
   jurisdiction of              Number)
   incorporation)

                101 Prospect Avenue, N.W., Cleveland, Ohio 44115
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               (Address of principal executive offices) (zip code)

Registrant's telephone number, including area code:  (216) 566-2000
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                                       N/A
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          (Former name or former address, if changed since last report)



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Item 5:           Other Events.
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         On April 23, 1997, the Board of Directors of The Sherwin-Williams
Company, an Ohio corporation (the "Company"), approved and ordered the redemption of each outstanding stock purchase right (each, an "Old Right") issued pursuant to the Rights Agreement, dated January 25, 1989, between the Company and Ameritrust Company National Association (now known as KeyBank National Association), as Rights Agent (the "Old Rights Agreement"). After adjustments resulting from previously announced two-for-one stock splits, one-quarter (1/4) of an Old Right is associated with each outstanding share of Common Stock, par value $1.00 per share, of the Company (the "Common Stock"). The redemption price of one cent per Old Right (equal to one-quarter (1/4) cent per share of Common Stock) will be paid on June 6, 1997 to shareholders of record at the close of business on May 6, 1997 (the "Record Date"), and the redemption payment will be included with the first quarter regular Common Stock dividend payment.

         In connection with the redemption of the Old Rights, on April 23, 1997, the Board of Directors of the Company also authorized and declared a dividend distribution, payable on May 6, 1997, of one right (a "New Right") to purchase one one-hundredth (1/100th) of a share of Cumulative Redeemable Serial Preferred Stock, without par value (the "Preferred Stock"), of the Company, or in certain circumstances Common Stock, for each share of Common Stock outstanding at the close of business on the Record Date, or that become outstanding for any reason between the Record Date and the earlier of the Distribution Date (or thereafter in connection with certain convertible securities or employee stock options) or the Expiration Date (as such terms are defined in the New Rights Agreement). The New Rights will be issued pursuant to the terms of a Rights Agreement, dated as of April 23, 1997, between the Company and KeyBank National Association, as Rights Agent (the "New Rights Agreement"). When exercisable, each New Right entitles the registered holder to purchase one one-hundredth (1/100th) of a share of Preferred Stock, or in certain circumstances Common Stock, for one hundred ten dollars ($110.00), subject to adjustment. The New Rights are in all respects subject to and governed by the provisions of the New Rights Agreement, a copy of which (including all exhibits thereto) is filed as Exhibit 4 hereto and incorporated herein by reference. A summary description of the New Rights is attached as Exhibit B to the New Rights Agreement. This summary of the New Rights is intended only as a summary and is qualified in its entirety by reference to the New Rights Agreement.

Item 7.           Financial Statements and Exhibits.
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         (c)      Exhibits:
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                  Exhibit
                  Number            Exhibit
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                  4                 New Rights Agreement (including a Form of
                                    Right Certificate as Exhibit A thereto and a Summary of Rights to Purchase Preferred
                                    Shares as Exhibit B thereto).


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                  99.1              Press Release, dated April 23, 1997.

                  99.2 Form of Letter to Shareholders, dated May 9, 1997, including attached Summary of Rights to Purchase Preferred Shares.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      THE SHERWIN-WILLIAMS COMPANY

April 24, 1997                        By:   /s/    L.E. Stellato
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                                         L.E. Stellato
                                         Vice President, General Counsel and
                                         Secretary




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                                INDEX TO EXHIBITS

EXHIBIT NO.                EXHIBIT
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         4                 New Rights Agreement (including a Form of Right
                           Certificate as Exhibit A thereto and a Summary of Rights to Purchase Preferred Shares as Exhibit B thereto).

         99.1              Press Release, dated April 23, 1997.

         99.2 Form of Letter to Shareholders, dated May 9, 1997, including attached Summary of Rights to Purchase Preferred Shares.

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